                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 2003

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE
(STATE OR OTHER JURISDICTION OF                           73-1564280
 INCORPORATION OR ORGANIZATION)                (IRS EMPLOYER IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1 Alliance Resource Partners, L.P. press release dated as of April 25, 2003


ITEM 9 AND 12.  REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS
                AND FINANCIAL CONDITION.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8216, the following information and the exhibits referenced therein is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On April 25, 2003, Alliance Resource Partners, L.P. (the
"Partnership"), announced via press release its earnings and operating results for the first quarter of 2003. A copy of the Partnership's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



     ALLIANCE RESOURCE PARTNERS, L.P.


By:  Alliance Resource Management GP, LLC,
     its managing general partner


By:  /s/ Joseph W. Craft III
     ------------------------------------------
     Joseph W. Craft III
     President and Chief Executive Officer


Date: April 25, 2003


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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    *99.1         Alliance Resource Partners, L.P. press release dated as of April 25, 2003

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* Filed herewith.